© 2022 Wesco International 1 Wesco International Investor Overview March 2024

All statements made herein that are not historical facts should be considered as “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks, uncertainties and other factors that may cause actual results to differ materially. These statements include, but are not limited to, statements regarding business strategy, growth strategy, competitive strengths, productivity and profitability enhancement, competition, new product and service introductions and liquidity and capital resources, as well as statements regarding the expected benefits and costs of the transaction between Wesco and Anixter International Inc., including anticipated future financial and operating results, synergies, accretion and growth rates, and the combined company's plans, objectives and expectations.. Such statements can generally be identified by the use of words such as "anticipate," "plan," "believe," "estimate," "intend," "expect," "project," and similar words, phrases or expressions or future or conditional verbs such as "could," "may," "should," "will," and "would,” although not all forward-looking statements contain such words. These forward-looking statements are based on current expectations and beliefs of Wesco's management, as well as assumptions made by, and information currently available to, Wesco's management, current market trends and market conditions and involve risks and uncertainties, many of which are outside of Wesco's and Wesco's management's control, and which may cause actual results to differ materially from those contained in forward-looking statements. Accordingly, you should not place undue reliance on such statements. Important factors that could cause actual results or events to differ materially from those presented or implied in the forward-looking statements include, among others, the failure to achieve the expected benefits of the transaction between Wesco and Anixter or the anticipated benefits of Wesco’s acquisition of Rahi Systems Holdings, Inc., in the expected timeframe or at all, unexpected costs or problems that may arise in successfully integrating the businesses of the companies, the impact of increased interest rates or borrowing costs, failure to adequately protect Wesco’s intellectual property or successfully defend against infringement claims, failure to execute Wesco’s environmental, social and governance (ESG) programs as planned; disruption of information technology systems or operations, natural disasters (including as a result of climate change), health epidemics, pandemics and other outbreaks (such as the ongoing COVID-19 pandemic, including any resurgences or new variants), supply chain disruptions, geopolitical issues, including the impact of the evolving conflicts in the Middle East and Ukraine, the impact of sanctions imposed on, or other actions taken by the U.S. or other countries against, Russia or China, the increased risk of cyber incidents and exacerbation of key materials shortages, inflationary cost pressures, material cost increases, demand volatility, and logistics and capacity constraints, which may have a material adverse effect on the combined company's business, results of operations and financial condition. All such factors are difficult to predict and are beyond the company's control. Additional factors that could cause results to differ materially from those described above can be found in Wesco's Annual Report on Form 10-K for the fiscal year ended December 31, 2023 and Wesco's other reports filed with the U.S. Securities and Exchange Commission. Non-GAAP Measures In addition to the results provided in accordance with U.S. Generally Accepted Accounting Principles ("U.S. GAAP"), this presentation includes certain non-GAAP financial measures. These financial measures include organic sales growth, gross profit, gross margin, earnings before interest, taxes, depreciation and amortization (EBITDA), adjusted EBITDA, adjusted EBITDA margin, financial leverage, free cash flow, adjusted selling, general and administrative (“SG&A”) expenses, adjusted income from operations, adjusted operating margin, adjusted provision for income taxes, adjusted income before income taxes, adjusted net income, adjusted net income attributable to Wesco International, Inc., adjusted net income attributable to common stockholders, and adjusted earnings per diluted share. The Company believes that these non-GAAP measures are useful to investors as they provide a better understanding of our financial condition and results of operations on a comparable basis. Additionally, certain non-GAAP measures either focus on or exclude items impacting comparability of results such as merger-related and integration costs, and the related income tax effect of such items, allowing investors to more easily compare the Company's financial performance from period to period. Management does not use these non-GAAP financial measures for any purpose other than the reasons stated above. Forward-Looking Statements 2

U.S. 74% Canada 13% ROW 13% 3 Sales By Business Unit Sales By Geography Leading global provider of business-to-business distribution, logistics services and supply chain solutions Leading value proposition with millions of products, an expanding portfolio of services, and complete supply chain solutions Serving majority of Fortune 500 companies as well as commercial and industrial businesses, contractors, government agencies, institutions, utilities, and telecommunications providers $22.4B 2023 Sales 50+ Countries ~800 Locations Substantial Scale With Leading Industry Position and Global Capabilities #1 In North America Wesco Overview EES 38% CSS 32% UBS 30% Source: MDM Top Distributors List Sales amounts as of 12/31/23

$0.4 $0.4 $0.9 $0.9 $1.2 $1.7 $1.7 ~$1.75 2017 2018 2019 2020 2021 2022 2023 2024… Target • Leading Scale • Secular Trends • Cross Sell • Share Gains • Margin Improvement • Cost Synergies • Lean Practices • Agile Development • Digital Transformation • M&A Wesco + Anixter Generating the value of the combined enterprise Wesco + Anixter (Pro Forma) Future Wesco Wesco Stand-Alone Adjusted EBITDA1 ($B) and Adjusted EBITDA % 5.1% 5.2% 5.3% 6.5% 10%+ 7.6% 5.0% Delivering superior financial results 2024 Outlook Midpoint Objective ~17% Adjusted EBITDA CAGR 2019 – 2023 1 Adjusted EBITDA is defined as EBITDA before other non-operating expenses (income), non-cash stock-based compensation, and merger-related and integration costs. See Appendix for non-GAAP reconciliations. 2017 2018 2019 2020 2021 2022 8.1% 2023 7.7% 4 Transformational Combination of Wesco + Anixter

First Quarter Update 5 2024 outlook: reported sales growth 1% – 4% and free cash flow $600 – $800 million • January down ~5%1 YOY • February flat1 YOY • Divestiture of integrated supply • Accelerates mix-shift to higher margin markets • Proceeds to be used to reduce debt and repurchase shares • Repurchased $50 million of stock in Q1 • Announced ~$1.7 billion of senior notes offerings2 • Increased dividend per share by 10% Capital Allocation and Balance Sheet Management (5%) ~flat (10)% 20% Jan 23 Feb 23 Mar 23 Apr 23 May 23 Jun 23 Jul 23 Aug 23 Sep 23 Oct 23 Nov 23 Dec 23 Jan 24 Feb 24 Sales Trends3 Portfolio Management Q1 expected to be down low-to-mid single digits 0% 1 Not adjusted for differences in foreign exchange rates 2 $900 million of 6.375% senior notes due 2029 and $850 million of 6.625% senior notes due 2032 3 Organic sales on a workday adjusted basis; 2024 are preliminary sales per workday results not adjusted for differences in foreign exchange rates Q1 +11% Q2 +3% Q3 +3% Q4 (3)%

6 Key Messages • Transformational combination of Wesco + Anixter exceeded expectations • Broadest portfolio in the industry and largest channel partner for our key suppliers • Step function increase in cash generation and enterprise value creation • Leading player in a consolidating industry • Secular growth trends drive above-market growth • Global scale and improved business mix into faster growth and higher margin end-markets • Investing in digital to drive competitive advantage • Unlocking power of our big data to further drive sales and margin • Digital investments building new capabilities Created Fortune 200 Industry Leader with Global Scale Uniquely Well Positioned for the Next Decade and Beyond Digital Transformation Enables Even Faster Share Gain and Margin Expansion

7 • $1.2T Infrastructure Investment and Jobs Act (IIJA) • $369B Inflation Reduction Act (IRA) related to energy and climate investments • $53B CHIPS and Science Act • $20B Rural Digital Opportunity Fund (RDOF) • Canada Broadband Investments • Leading Portfolio of Products, Services, and Solutions • Leading Positions in All Business Units • Global Footprint and Capabilities • Digital Investments and Unlocking the Value of Our Big Data • Accelerating Consolidation Across the Value Chain MSD+ Organic Growth 1% to 2% Secular Trends 1% to 2% Share Gain Base Market Growth =+ + • Electrification • Automation and IoT • Green Energy and Grid Modernization • 24/7 Connectivity and Security • Supply Chain Consolidation and Relocation to North America • Digitalization Secular Trends + Share Growth Leads to Market Outperformance Strong Secular Growth Trends Wesco’s Uniquely Strong PositionIncreasing Public Sector Investment

Digitally transforming our company Front Office Mid Office Back Office Products and PlatformOmnichannel Enterprise Systems Big Data Our Digital Transformation Innovating Across Our Entire Technology Landscape 8 Digital Services Data Office Supplier/OEM/Product Data Sets Wesco’s Data Sets Customer and Industry Data Sets

9 Annual Value Creation Framework = Invest for Above Market Growth Increase Return of Capital to Shareholders and Reduce Leverage Long-term Growth MSD+ Organic Sales Growth ~14% Incremental EBITDA1 Margin Margin Expansion 2x Sales Growth Sustainable Cash Flow Generation Over the Long Term EBITDA Growth + 1 Adjusted EBITDA is defined as EBITDA before other non-operating expenses (income), non-cash stock-based compensation, and merger-related and integration costs. Virtuous cycle of value creation for Wesco

Focused on delivering superior results and achieving a premium multiple 10 Why Invest in Wesco • Fortune 200 B2B Supply Chain Solutions Leader ‒ Global capabilities and leading scale ‒ Higher growth and higher margin end-markets ‒ Cross-sell combined with attractive long-term secular growth trends • Strategy Delivers Above-Market Growth ‒ Share gains ‒ Margin expansion ‒ Double-digit profit growth • Increased Cash Generation and Enterprise Value Creation ‒ Investments in digitalization to accelerate gains ‒ Increasing return of capital to shareholders (buyback plus dividend) ‒ Expanding balance sheet capacity supports M&A ambitions

Appendix

U.S. 70% Canada 22% ROW 8% Construction 41% Industrial 36% OEM 23% Sales By End-Market Sales By Geography Provider of electrical, MRO, safety, and automation solutions Broad range of products and solutions primarily to the construction, industrial and OEM markets Uniquely positioned to provide the critical infrastructure expertise and solutions that enables the technologies of tomorrow EES Overview $8.6B 2023 Sales 50+ Countries Industry Leading Scale and Scope #1 Electrical Distributor in North America 12

66% 6% 28% U.S. ROW Canada CSS Overview 13 Sales By End-Market Sales By Geography 50+ Countries 39% 39% 22% Enterprise Network Infrastructure S e c u r i t y Deliver comprehensive solutions that provide 24/7/365 connectivity Approximately 25% of sales from data centers and expected to grow double-digits in support of increasing demands (including AI) World-class global accounts program and supply chain services model $7.2B 2023 Sales Leading Global Distributor of Network Infrastructure and Security Solutions Global Scale and Capabilities Security Data Center

U.S. 89% Canada 9% ROW 2% UBS Overview Sales By End-Market Sales By Geography Supply chain management, services and solutions for investor-owned utilities, public power companies, and municipalities, as well as global service providers, wireless providers, broadband operators and the contractors that service these customers Provide grid and network modernization, hardening, renewable deployments, smart technologies Complete solutions for global service providers, broadband and wireless customers $6.6B 2023 Sales 15 Countries Industry Leading Position and Value Proposition Leading Utility and Broadband Distributor in NA Utility 79% Broadband 9% 12% Integrated Supply 14

Adjusted EBITDA Reconciliation 15 Wesco International Twelve Months Ended December 31, Pro Forma Pro Forma ($ millions) 2017 2018 2019 2020 2021 2022 2023 Operating income 319.0 352.4 713.7 461.3 801.8 1,438.1 1,406.4 Add: Depreciation and amortization 64.0 63.0 138.7 153.5 198.5 179.0 181.3 Less: Other (income) expense, net - - - 4.6 (48.2) 7.0 25.1 EBITDA 383.0 415.4 852.4 610.2 1,048.5 1,610.1 1,562.6 Other (income) expense, net - - (4.6) 4.6 (48.2) 7.0 25.1 Stock-based compensation expense - - 39.1 34.7 25.7 41.0 45.5 Merger-related and integration costs - - 15.6 163.1 158.5 67.4 55.4 Merger-related fair value adjustments - - - 43.7 - - 16.7 Gain on sale of asset - - - (19.8) - - - Out-of-period adjustment - - - 18.9 - - - Net gain on Canadian divestitures - - - - (8.9) - - Adjusted EBITDA 383.0 415.4 902.5 855.4 1,175.7 1,725.6 1,705.4 Adjusted EBITDA margin % 5.0% 5.1% 5.2% 5.3% 6.5% 8.1% 7.6%

16 Organic Sales Growth by Quarter: Three Months Ended Growth/(Decline) March 31, 2023 March 31, 2022 Reported Acquisition Impact Foreign Exchange Impact Workday Impact Organic Growth Wesco Sales 5,521.9 4,932.2 12.0% 2.8% (1.6) % — % 10.8 % Organic Sales Growth by Quarter $ millions Three Months Ended Growth/(Decline) June 30, 2023 June 30, 2022 Reported Acquisition Impact Foreign Exchange Impact Workday Impact Organic Growth Wesco Sales 5,745.5 5,483.5 4.8% 2.7% (0.7) % — % 2.8 % Three Months Ended Growth/(Decline) September 30, 2023 September 30, 2022 Reported Acquisition Impact Foreign Exchange Impact Workday Impact Organic Growth Wesco Sales 5,644.4 5,445.9 3.6% 2.4% 0% (1.6) % 2.8 % Three Months Ended Growth/(Decline) December, 2023 December, 2022 Reported Acquisition Impact Foreign Exchange Impact Workday Impact Organic Growth Wesco Sales 5,473.4 5,558.5 (1.5) % 0.7% 0.4% — % (2.6) %